Exhibit 99.1

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES, AS ADJUSTED

(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2012			SECOND QUARTER 2012			THIRD QUARTER 2012			YEAR TO DATE 2012
	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
Net Sales	$2,427.1	$—	$2,427.1	$2,568.0	$—	$2,568.0	$2,526.9	$—	$2,526.9	$7,522.0	$—	$7,522.0
Gross margin	912.2	2.3	914.5	930.5	4.3	934.8	913.7	11.7	925.4	2,756.4	18.3	2,774.7
% of Net Sales	37.6%		37.7%	36.2%		36.4%	36.2%		36.6%	36.6%		36.9%
Selling, general and administrative	637.8	(27.4)	610.4	626.4	(33.6)	592.8	614.0	(38.9)	575.1	1,878.2	(99.9)	1,778.3
% of Net Sales	26.3%		25.1%	24.4%		23.1%	24.3%		22.8%	25.0%		23.6%
Operating margin	274.4	29.7	304.1	304.1	37.9	342.0	299.7	50.6	350.3	878.2	118.2	996.4
% of Net Sales	11.3%		12.5%	11.8%		13.3%	11.9%		13.9%	11.7%		13.2%
Earnings from continuing operations before income taxes	135.2	79.8	215.0	164.7	73.9	238.6	99.2	157.1	256.3	399.1	310.8	709.9
Income taxes on continuing operations	29.8	20.7	50.5	38.6	11.3	49.9	12.5	44.6	57.1	80.9	76.6	157.5
Net earnings from continuing operations	106.1	59.1	165.2	126.4	62.6	189.0	86.9	112.5	199.4	319.4	234.2	553.6
Diluted earnings per share of common stock	$0.63	$0.35	$0.98	$0.75	$0.37	$1.13	$0.52	$0.68	$1.20	$1.91	$1.40	$3.30

[1]

Reported, as adjusted for Hardware and Home Improvement (“HHI”) divestiture. HHI has been excluded from the continuing operations of Stanley Black & Decker and the net of its operations, as well as the related gain on the sale, will be reported as a discontinued operation.

[2]

Merger and acquisition-related charges, as adjusted for HHI divestiture, relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

[3]

The normalized 2012 information adjusted for the HHI divestiture, as reconciled to GAAP adjusted for HHI divestiture above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt. Normalized earnings from continuing operations before income taxes includes other - net of $57.7 million in the first quarter, $71.0 million in the second quarter, $59.8 million in the third quarter, and $188.5 million on a year to date basis.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES, AS ADJUSTED

(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2011			SECOND QUARTER 2011			THIRD QUARTER 2011
	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]
Net Sales	$2,142.7	$—	$2,142.7	$2,348.2	$—	$2,348.2	$2,379.2	$0.9	$2,380.1
Gross margin	803.9	2.4	806.3	871.6	3.9	875.5	882.3	8.3	890.6
% of Net Sales	37.5%		37.6%	37.1%		37.3%	37.1%		37.4%
Selling, general and administrative	554.8	(15.3)	539.5	589.7	(18.2)	571.5	596.7	(21.6)	575.1
% of Net Sales	25.9%		25.2%	25.1%		24.3%	25.1%		24.2%
Operating margin	249.1	17.7	266.8	281.9	22.1	304.0	285.6	29.9	315.5
% of Net Sales	11.6%		12.5%	12.0%		12.9%	12.0%		13.3%
Earnings from continuing operations before income taxes	158.8	32.3	191.1	180.5	47.4	227.9	161.7	76.9	238.6
Income taxes on continuing operations	16.9	7.5	24.4	14.6	(6.6)	8.0	24.5	19.4	43.9
Net earnings from continuing operations	142.2	24.8	167.0	165.9	54.0	219.9	136.5	57.5	194.0
Diluted earnings per share of common stock	$0.83	$0.14	$0.97	$0.96	$0.31	$1.27	$0.81	$0.34	$1.15

	FOURTH QUARTER 2011			YEAR TO DATE 2011
	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]
Net Sales	$2,565.4	$2.8	$2,568.2	$9,435.5	$3.7	$9,439.2
Gross margin	910.4	6.8	917.2	3,468.2	21.4	3,489.6
% of Net Sales	35.5%		35.7%	36.8%		37.0%
Selling, general and administrative	639.7	(43.2)	596.5	2,380.9	(98.3)	2,282.6
% of Net Sales	24.9%		23.2%	25.2%		24.2%
Operating margin	270.7	50.0	320.7	1,087.3	119.7	1,207.0
% of Net Sales	10.6%		12.5%	11.5%		12.8%
Earnings from continuing operations before income taxes	147.4	79.0	226.4	648.4	235.6	884.0
Income taxes on continuing operations	(5.9)	29.4	23.5	50.1	49.7	99.8
Net earnings from continuing operations	153.8	49.6	203.4	598.4	185.9	784.3
Diluted earnings per share of common stock	$0.92	$0.30	$1.22	$3.52	$1.09	$4.61

[1]

Reported, as adjusted for Hardware and Home Improvement (“HHI”) divestiture. HHI has been excluded from the continuing operations of Stanley Black & Decker and the net of its operations, as well as the related gain on the sale, will be reported as a discontinued operation.

[2]

Merger and acquisition-related charges, as adjusted for HHI divestiture, relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[3]

The normalized 2011 information adjusted for the HHI divestiture, as reconciled to GAAP adjusted for HHI divestiture above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges. Normalized earnings from continuing operations before income taxes includes other - net of $44.7 million in the first quarter, $47.9 million in the second quarter, $50.0 million in the third quarter, $64.1 million in the fourth quarter, and $206.7 million on a year to date basis.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES, AS ADJUSTED

(Unaudited, Millions of Dollars)

	FIRST QUARTER 2012			SECOND QUARTER 2012			THIRD QUARTER 2012			YEAR TO DATE 2012
	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,173.0	$—	$1,173.0	$1,332.3	$—	$1,332.3	$1,316.7	$—	$1,316.7	$3,822.0	$—	$3,822.0
Security	592.1	—	592.1	601.0	—	601.0	589.3	—	589.3	1,782.4	—	1,782.4
Industrial	662.0	—	662.0	634.7	—	634.7	620.9	—	620.9	1,917.6	—	1,917.6

Total	$2,427.1	$—	$2,427.1	$2,568.0	$—	$2,568.0	$2,526.9	$—	$2,526.9	$7,522.0	$—	$7,522.0

SEGMENT PROFIT
Construction & DIY	$148.1	$3.3	$151.4	$196.9	$10.5	$207.4	$186.9	$17.2	$204.1	$531.9	$31.0	$562.9
Security	69.8	6.9	76.7	70.1	8.7	78.8	80.8	10.3	91.1	220.7	25.9	246.6
Industrial	122.9	2.0	124.9	93.6	1.0	94.6	93.8	0.6	94.4	310.3	3.6	313.9

Segment Profit	340.8	12.2	353.0	360.6	20.2	380.8	361.5	28.1	389.6	1,062.9	60.5	1,123.4
Corporate Overhead	(66.4)	17.5	(48.9)	(56.5)	17.7	(38.8)	(61.8)	22.5	(39.3)	(184.7)	57.7	(127.0)

Total	$274.4	$29.7	$304.1	$304.1	$37.9	$342.0	$299.7	$50.6	$350.3	$878.2	$118.2	$996.4

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.6%		12.9%	14.8%		15.6%	14.2%		15.5%	13.9%		14.7%
Security	11.8%		13.0%	11.7%		13.1%	13.7%		15.5%	12.4%		13.8%
Industrial	18.6%		18.9%	14.7%		14.9%	15.1%		15.2%	16.2%		16.4%

Segment Profit	14.0%		14.5%	14.0%		14.8%	14.3%		15.4%	14.1%		14.9%
Corporate Overhead	(2.7%)		(2.0%)	(2.2%)		(1.5%)	(2.4%)		(1.5%)	(2.4%)		(1.7%)

Total	11.3%		12.5%	11.8%		13.3%	11.9%		13.9%	11.7%		13.2%

[1]

Reported, as adjusted for Hardware and Home Improvement (“HHI”) divestiture. HHI has been excluded from the continuing operations of Stanley Black & Decker and the net of its operations, as well as the related gain on the sale, will be reported as a discontinued operation.

[2]

Merger and acquisition-related charges, as adjusted for HHI divestiture, relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[3]

The normalized 2012 business segment information adjusted for the HHI divestiture, as reconciled to GAAP adjusted for the HHI divestiture above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the merger and acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES, AS ADJUSTED

(Unaudited, Millions of Dollars)

	FIRST QUARTER 2011			SECOND QUARTER 2011			THIRD QUARTER 2011
	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,154.8	$—	$1,154.8	$1,304.3	$—	$1,304.3	$1,281.8	$—	$1,281.8
Security	387.0	—	387.0	418.2	—	418.2	463.5	0.9	464.4
Industrial	600.9	—	600.9	625.7	—	625.7	633.9	—	633.9

Total	$2,142.7	$—	$2,142.7	$2,348.2	$—	$2,348.2	$2,379.2	$0.9	$2,380.1

SEGMENT PROFIT
Construction & DIY	$145.2	$2.4	$147.6	$175.7	$4.2	$179.9	$160.1	$6.7	$166.8
Security	59.5	0.3	59.8	68.7	1.2	69.9	75.3	3.8	79.1
Industrial	103.7	—	103.7	95.3	0.3	95.6	105.5	0.5	106.0

Segment Profit	308.4	2.7	311.1	339.7	5.7	345.4	340.9	11.0	351.9
Corporate Overhead	(59.3)	15.0	(44.3)	(57.8)	16.4	(41.4)	(55.3)	18.9	(36.4)

Total	$249.1	$17.7	$266.8	$281.9	$22.1	$304.0	$285.6	$29.9	$315.5

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.6%		12.8%	13.5%		13.8%	12.5%		13.0%
Security	15.4%		15.5%	16.4%		16.7%	16.2%		17.0%
Industrial	17.3%		17.3%	15.2%		15.3%	16.6%		16.7%

Segment Profit	14.4%		14.5%	14.5%		14.7%	14.3%		14.8%
Corporate Overhead	(2.8%)		(2.0%)	(2.5%)		(1.8%)	(2.3%)		(1.5%)

Total	11.6%		12.5%	12.0%		12.9%	12.0%		13.3%

	FOURTH QUARTER 2011			YEAR TO DATE 2011
	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition- Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,266.7	$—	$1,266.7	$5,007.6	$—	$5,007.6
Security	657.8	2.8	660.6	1,926.5	3.7	1,930.2
Industrial	640.9	—	640.9	2,501.4	—	2,501.4

Total	$2,565.4	$2.8	$2,568.2	$9,435.5	$3.7	$9,439.2
SEGMENT PROFIT
Construction & DIY	$153.8	$6.5	$160.3	$634.8	$19.8	$654.6
Security	93.6	10.0	103.6	297.1	15.3	312.4
Industrial	96.2	8.6	104.8	400.7	9.4	410.1

Segment Profit	343.6	25.1	368.7	1,332.6	44.5	1,377.1
Corporate Overhead	(72.9)	24.9	(48.0)	(245.3)	75.2	(170.1)

Total	$270.7	$50.0	$320.7	$1,087.3	$119.7	$1,207.0

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.1%		12.7%	12.7%		13.1%
Security	14.2%		15.7%	15.4%		16.2%
Industrial	15.0%		16.4%	16.0%		16.4%

Segment Profit	13.4%		14.4%	14.1%		14.6%
Corporate Overhead	(2.8%)		(1.9%)	(2.6%)		(1.8%)

Total	10.6%		12.5%	11.5%		12.8%

[1]

Reported, as adjusted for Hardware and Home Improvement (“HHI”) divestiture. HHI has been excluded from the continuing operations of Stanley Black & Decker and the net of its operations, as well as the related gain on the sale, will be reported as a discontinued operation.

[2]

Merger and acquisition-related charges, as adjusted for HHI divestiture, relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[3]

The normalized 2011 business segment information adjusted for the HHI divestiture, as reconciled to GAAP adjusted for the HHI divestiture above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the merger and acquisition-related charges.